UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2009

SALAMON GROUP, INC.
(Exact name of registrant as specified in charter)

Nevada	000-50530	93-1324674
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

4080 Paradise Road, #15-901
Las Vegas, Nevada 89169
(Address of principal executive offices)

(702) 241-0145
Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01           Entry into a Material Definitive Agreement

On March 23, 2009, Salamon Group, Inc. (the "Company") entered into a Letter Agreement with Andrew Barwicki Incorporated to provide investor relations services for the Company (the "Agreement") for a period of three months, starting April 15, 2009. Pursuant to the Agreement, the Company has issued 700,000 restricted common shares for a three-month period. The Agreement will continue until terminated by either party.

Item 9.01           Financial Statements and Exhibits

(c) Exhibits. The following exhibits are included as part of this report:

99.1	Letter Agreement dated March 23, 2009

99.2	Press Release dated April 1, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2009	Salamon Group, Inc.

By: /s/ John Salamon
John Salamon, President & C.E.O.